UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2009

REAL ESTATE ASSOCIATES LIMITED IV

 (Exact name of Registrant as specified in its charter)

California	0-12439	95-3718731
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2009, Apartment Investment and Management Company ("Aimco") announced the promotion of David Robertson to President and Chief Investment Officer of Aimco.  Mr. Robertson will become Chief Financial Officer of Aimco on March 1, 2009.  Mr. Robertson is currently President, Chief Executive Officer and Director of the Corporate General Partner.

Aimco also announced that Thomas M. Herzog, Executive Vice President and Chief Financial Officer of Aimco and Chief Financial Officer and Executive Vice President of the Corporate General Partner, is resigning from those positions effective March 1, 2009, after the finalizing of Aimco’s Annual Report on Form 10-K.  In order to provide for an orderly transition, Mr. Herzog will continue in an advisory capacity to Aimco following his departure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED IV

By: National Partnership Investments Corp.
Corporate General Partner

By:    /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:  February 13, 2009